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                                                                    Exhibit 10.2

(BANK OF TOKYO-MITSUBISHI UFJ LOGO)   BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
                                      Member FDIC

                                      1251 Avenue of the Americas
                                      New York, NY 10020-1104
                                      Tel: 212-782-4000

                                                                January 24, 2007

Talbots, Inc.
175 Beal Street
Hingham, MA 02043
Attention: Mr. Edward L. Larsen

Re:  Notice of Intention to Extend Revolving Credit Period

Dear Sir:

     We refer to (a) that certain Revolving Credit Agreement dated as of January 25, 1994 (as amended, supplemented, or otherwise modified from time to time, the "Agreement"), between TALBOTS, INC. (the "Company") and Bank of Tokyo-Mitsubishi UFJ Trust Company (f/k/a Bank of Tokyo-Mitsubishi Trust Company, which in turn was the successor to The Bank of Tokyo Trust Company, the "Bank"), and (b) the Company's letter to the Bank dated as of December 15, 2006, pursuant to which the Company requested that the Bank extend the "Revolving Credit Period" of the Revolving Credit Facility under Section 14(j)(i) of the Agreement. Unless otherwise indicated, all capitalized terms used herein shall have the meaning ascribed to such terms in the Agreement.

     The Bank hereby notifies you that it will extend the Revolving Credit Period of the Revolving Credit Facility for a new term beginning on January 25, 2008 and ending on January 25, 2009, provided that no "Event of Default" shall have occurred or be continuing under Section 11 of the Agreement on January 25, 2008.

                                        Very truly yours,

                                        BANK OF TOKYO-MITSUBISHI UFJ TRUST
                                        COMPANY


                                        By /s/ Yasuo Kitani
                                           -------------------------------------
                                        Name: Yasuo Kitani
                                        Title: Senior Vice President & Manager